Lines of Credit and Long-term Debt - Summary of Principal Payments on All Long-term Debt Obligations, Including Capital Leases Due (Detail) (USD $) In Thousands, unless otherwise specified	Jul. 31, 2013	Oct. 31, 2012	Oct. 31, 2011
Scheduled Principal Payments For Borrowings [Line Items]
2013		$ 36,794
2014		60,934
2015		400,510
2016		999
2017
Thereafter		258,732
Debt	$ 1,259,414	$ 757,969	$ 747,686